Exhibit 99.1

Ethos Reports Fourth Quarter and Fiscal Year 2025 Financial Results

•	Records full-year revenue of $387.6 million, growing 52% year-over-year

•	Achieves Net Income of $24.6 million and Adjusted EBITDA of $25.8 million in Q4, reflecting a 22% margin and a 23% Adjusted EBITDA margin

•	Delivers third consecutive year of revenue growth greater than 50%

Austin, TX — February 25, 2026 — Ethos (Nasdaq: LIFE), a leading life insurance technology company on a mission to democratize access to life insurance, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2025.

“We delivered a strong close to 2025 with 65% year-over-year revenue growth in Q4,” said Peter Colis, CEO and Co-Founder of Ethos. “Our financial results demonstrate not only exceptional topline growth but also continued evidence of Ethos’ significant earnings potential. We are on a mission to protect families by democratizing access to life insurance, and reaching the milestone of 500,000 policies activated is a testament to that deep commitment.”

Fourth Quarter 2025 Financial Highlights

•	Revenue: Grew 65% year-over-year to $110.1 million

•	Direct Channel Revenue: Grew 93% year-over-year to $74.2 million

•	Third-Party Channel Revenue: Grew 27% year-over-year to $35.9 million

•	Net Income: $24.6 million, representing a 22% margin

•	Adjusted EBITDA: $25.8 million, representing a 23% margin

•	Gross Profit: $108.0 million, representing a 98% gross profit margin

•	Contribution Profit: $47.2 million, a 43% contribution profit margin

•	Net Income per Share: diluted, was $0.42 per share, a 163% improvement year-over-year, compared to $0.16 per share in the fourth quarter of 2024

•	Cash Flow: Net cash generated from operations was $4.9 million

Full Fiscal Year 2025 Financial Highlights

•	Revenue: Grew 52% year-over-year to $387.6 million

•	Direct Channel Revenue: Grew 40% year over year to $242.5 million

•	Third-Party Channel Revenue: Grew 79% year-over-year to $145.1 million

•	Net Income: $71.2 million, representing an 18% margin

•	Adjusted EBITDA: $89.0 million, representing a 23% margin

•	Gross Profit: $380.9 million, representing a 98% gross profit margin

•	Contribution Profit: $162.0 million, a 42% contribution profit margin

•	Net Income per Share: diluted, was $1.22 per share, a 44% improvement year-over-year, compared to $0.85 per share in the year ending December 31, 2024

•	Cash Flow: Net cash generated from operations was $36.2 million

•	Cash, cash equivalents, and investments: $157.4 million as of December 31, 2025

Recent Business Highlights

•	Families Protected: Activated 54,714 new policies in Q4 (42% growth), bringing the total lifetime policies to over 500,000

•	Agent Ecosystem Expansion: Ended 2025 with over 15,000 agents selling on the platform

•	Product Innovation: Launched two new products in Q4—Accumulation Indexed Universal Life with North American Sammons and Cancer Insurance with Aflac.

•	Carrier Network: Ended the quarter with six carriers

Financial Outlook

For the first quarter of 2026, Ethos expects the following:

•	Total Revenue: Between $144.0 million and $146.0 million, representing a 53% increase year-over-year at the midpoint

•	Adjusted EBITDA: Between $30.0 million and $32.0 million

For the full fiscal year 2026, Ethos expects the following:

•	Total Revenue: Between $510.0 million and $514.0 million, representing a 32% increase year-over-year at the midpoint

•	Adjusted EBITDA: Between $99.0 million and $103.0 million

Ethos’ financial outlook for the first quarter and full fiscal year 2026 are forward-looking, and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company’s actual results to differ materially from these forward-looking statements.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net income, the most directly comparable GAAP measure, is not available without unreasonable efforts due to high variability and complexity and low visibility with respect to certain charges excluded from this non-GAAP measure, including interest expense and interest income and income tax expenses. Ethos expects the variability of these items could have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

Ethos will host a conference call for analysts and investors to discuss its earnings results for the fourth quarter and fiscal year 2025 and outlook for its fiscal first quarter and fiscal year 2026 today at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). A live webcast and accompanying presentation can be accessed through the events section of the Ethos investor relations website at investors.ethos.com. A recorded webcast of the event will also be available on the Ethos Investor Relations website.

Non-GAAP Financial Information

Ethos has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We believe that non-GAAP financial measures, among others, provide important supplemental information to management and investors, help evaluate our business, identify trends affecting our performance, formulate business plans, and make strategic decisions.

The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below.

Adjusted EBITDA— Ethos defines Adjusted EBITDA as net income excluding interest expense, interest income, income tax expense, depreciation and amortization, and stock-based compensation expense as set forth in the table below. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. Ethos uses Adjusted EBITDA and Adjusted EBITDA Margin to assess performance, to inform the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to assist its board of directors in monitoring its business and financial performance. Ethos believes that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors about its business and financial performance, enhance their overall understanding of its past performance and future prospects, including by providing consistency and comparability with its past financial performance, and allow for greater transparency with respect to measures used by its management in investors’ financial and operational decision making. In addition, Ethos believes Adjusted EBITDA is widely used by investors, securities analysts, and other parties in evaluating companies in its industry as a measure of operational performance.

Contribution Profit - Ethos defines Contribution Profit as profit less sales and marketing expense, which includes agent payments and underwriting costs for non-activated policies, plus stock-based compensation related to its employees and overhead costs allocated to sales and marketing expenses. Gross profit is defined as revenue less cost of revenue. Cost of revenue primarily consists of underwriting costs associated with activated policies. Overhead costs allocated to sales and marketing expenses include professional fees, technology expenses, and other related costs. Contribution Margin is calculated by dividing Contribution Profit for a period by revenue for the same period.

Non-GAAP Net Income and Non-GAAP Net Income Per Share, Basic and Diluted—Ethos defines non-GAAP net income as net income, adjusted to exclude stock-based compensation-related charges, in order to provide investors and management with greater visibility to the underlying performance of its recurring core business operations. Ethos defines non-GAAP net income per share, basic, as non-GAAP net income divided by the weighted-average shares outstanding. Ethos defines non-GAAP net income per share, diluted, as non-GAAP net income divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period, if any.

About Ethos

Ethos is a leading life insurance technology company on a mission to protect families by democratizing access to life insurance and empowering agents at scale. With its robust three-sided technology platform, Ethos is transforming the life insurance experience for consumers, agents, and carriers alike. Ethos offers instant, accessible products and a seamless online process that requires no medical exams and just a few health questions; it eliminates traditional barriers, making it easier than ever for everyone to protect their families. Ethos is redefining how life insurance is bought, sold, and underwritten.

Learn more at ethos.com.

Investor Relations Contact:

Aaron Turner

ir@ethos.com

Press Contact:

Allyson Savage

press@ethos.com

Forward-Looking Statements

This press release and the related conference call contain express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Ethos’ financial outlook for the fiscal quarter ending March 31, 2026 and the fiscal year ending December 31, 2026, the size of Ethos’ market opportunity, market trends, and Ethos’ business and financial strategy and plans. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” or similar expressions. Such statements are subject to risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. These include, but are not limited to: Ethos’ limited operating history at its current scale, scope and complexity; the growth rate of the markets in which Ethos competes; Ethos’ ability to effectively manage and sustain its growth; Ethos’s ability to compete with existing competitors and new market entrants; Ethos’ ability to attract new and retain existing carriers and agency counterparties; adoption of and engagement with Ethos’ platform by individual agents; Ethos’ brand awareness and the success of its marketing efforts to grow its business; potential damage to Ethos’ reputation; disruptions or other business interruptions that affect the availability of Ethos’ platform. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements contained herein are included in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Ethos’ prospectus dated January 28, 2026 filed with the Securities and Exchange Commission (SEC) pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on January 30, 2026, as they may be updated by Ethos’ subsequent filings with the SEC. Except as required by law, Ethos undertakes no obligation, and does not intend, to update these forward-looking statements.

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Operations

(In Thousands, Except Per Share Data) (Unaudited)

	Three months Ended December 31,		Year Ended December 31,
	2024	2025	2024	2025
Revenue:
Commission	$66,524	$110,077	$254,926	$387,608
Total revenue	66,524	110,077	254,926	387,608
Costs and expenses:
Sales and marketing	40,086	64,113	148,664	229,318
General and administrative	4,743	9,233	22,417	39,647
Technology (exclusive of amortization)	6,366	8,918	23,133	33,629
Cost of revenue	1,558	2,059	6,527	6,733
Depreciation and amortization	1,269	1,284	5,438	5,359

Total costs and expenses	54,022	85,607	206,179	314,686

Income from operations	12,502	24,470	48,747	72,922
Other income (expense):
Interest expense	(138)	(765)	(595)	(3,170)
Interest income	1,322	1,359	5,599	5,831
Other income, net	24	61	185	161

Total other income, net	1,208	655	5,189	2,822
Net income before provision for income taxes	13,710	25,125	53,936	75,744
Income tax expense	(4,162)	(564)	(5,104)	(4,593)

Net income	9,548	24,561	48,832	71,151

Per share data:
Basic net income per share	$0.60	$1.48	$3.05	$4.31
Diluted net income per share	$0.16	$0.42	$0.85	$1.22
Shares used in computing basic net income per share	16,031	16,600	16,007	16,490
Shares used in computing diluted net income per share	58,484	57,886	57,600	58,416

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Balance Sheets

(In Thousands, Except Per Share Data)(Unaudited)

	As of December 31,
	2024	2025
Assets
Current assets:
Cash and cash equivalents	$35,075	$91,091
Short-term investments	68,279	34,876
Accounts receivable, net	30,303	36,498
Commissions receivable-current, net	15,079	28,786
Prepaid and other assets	26,070	54,553

Total current assets	174,806	245,804
Long-term assets:
Commissions receivable, net	173,096	224,219
Property and equipment, net	7,424	8,189
Operating lease right-of-use assets	2,536	2,183
Goodwill	2,238	2,238
Acquired intangible assets, net of amortization	221	662
Long-term investments	35,002	31,468
Other long-term assets	558	574

Total long-term assets	221,075	269,533

Total assets	$395,881	$515,337

Liabilities, redeemable preferred stock and stockholders’ deficit
Current liabilities:
Accounts payable	$24,303	$55,070
Accrued expenses	19,217	39,224
Liabilities related to sale of commissions receivable-current	9,382	11,750
Operating lease liabilities-current	753	1,125
Other current liabilities	13,945	6,021

Total current liabilities	67,600	113,190
Long-term liabilities:
Liabilities related to sale of commissions receivable-non-current	24,163	12,509
Operating lease liabilities-non-current	1,864	1,228
Deferred tax liability	3,907	8,529
Other long-term liabilities	1,500	—

Total long-term liabilities	31,434	22,266

Total liabilities	99,034	135,456
Commitments and contingencies
Redeemable convertible preferred stock, par value $0.0001	403,997	403,997
Stockholders’ deficit:
Common stock, $0.0001 par value	2	2
Additional paid-in capital	66,991	78,950
Accumulated other comprehensive loss	(478)	(554)
Accumulated deficit	(173,665)	(102,514)

Total stockholders’ deficit	(107,150)	(24,116)

Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$395,881	$515,337

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Cash Flows

(In Thousands)(Unaudited)

	Year Ended December 31,
	2024	2025
Cash flows from operating activities
Net income	$48,832	$71,151
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred taxes	3,907	4,622
Depreciation and amortization	5,438	5,359
Non-cash interest expense	595	3,170
Accretion of discounts and premium, investments	(3,133)	(1,211)
Stock-based compensation	3,166	10,596
Operating lease right-of-use asset amortization	42	903
Unrealized gain foreign currency translation	(199)	(303)
Changes in operating assets and liabilities:
Prepaid and other assets	(23,902)	(21,334)
Other long-term assets	(378)	(16)
Accounts payable	12,691	30,631
Accounts receivable	(13,626)	(11,195)
Commissions receivable	(9,166)	(13,707)
Long-term commissions receivable	(53,851)	(51,123)
Accrued expenses	7,298	18,920
Other current liabilities	12,378	(8,738)
Other long-term liabilities	(1,000)	(1,500)

Net cash provided by (used in) operating activities	(10,908)	36,225
Cash flows from investing activities
Purchase of property and equipment	(776)	(1,491)
Purchase of domain name	(250)	(500)
Purchase of investments	(154,675)	(66,709)
Proceeds from maturity of investments	145,003	99,870
Sales of investments	13,360	4,983
Investment in software development costs	(3,558)	(4,286)

Net cash provided by (used in) investing activities	(896)	31,867
Cash flows from financing activities
Proceeds from liabilities related to sale of commissions receivable	23,550	5,000
Repayment of liabilities related to sale of commissions receivable	(1,902)	(11,952)
Proceeds from exercise of stock options and warrants	209	1,058
Payment of deferred offering costs	—	(6,155)

Net cash provided by (used in) financing activities	21,857	(12,049)
Net increase in cash and cash equivalents	10,053	56,043
Effect of exchange rates on cash	2	(27)
Cash and cash equivalents, beginning of period	25,020	35,075

Cash and cash equivalents, end of period	$35,075	$91,091

ETHOS TECHNOLOGIES INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In Thousands) (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2025	2024	2025
Gross Profit	$64,966	$108,018	$248,399	$380,875
Less: Sales and Marketing	(40,086)	(64,113)	(148,664)	(229,318)
Add: Stock-based Compensation Allocated to Sales and Marketing	297	4	687	2,047
Add: Professional Fees Allocated to Sales and Marketing	394	1,631	831	2,805
Add: Technology Expenses Allocated to Sales and Marketing	509	880	1,931	3,077
Add: Other Expenses Allocated to Sales and Marketing	406	803	1,393	2,549

Contribution Profit	$26,486	$47,223	$104,577	$162,035

Contribution Profit Margin	40%	43%	41%	42%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2025	2024	2025
Net Income Before Provision for Income Tax	$13,710	$25,125	$53,936	$75,744
Interest Income	(1,322)	(1,359)	(5,599)	(5,831)
Interest Expense	138	765	595	3,170
Depreciation and Amortization	1,269	1,284	5,438	5,359
Stock-based Compensation	897	32	3,166	10,596

Adjusted EBITDA	$14,692	$25,847	$57,536	$89,038

Adjusted EBITDA Margin	22%	23%	23%	23%

	Three Months Ended December 31,		Year Ended December 31,
	2024	2025	2024	2025
GAAP Net Income	$9,548	$24,561	$48,832	$71,151
Stock-based Compensation	897	32	3,166	10,596

Non-GAAP net income	$10,445	$24,593	$51,998	$81,747
Per Share Data:
Weighted average shares used in computing net income per share, basic	16,031	16,600	16,007	16,490
Weighted average shares used in computing net income per share, diluted	58,484	57,886	57,600	58,416
GAAP net income per share attributable to common stockholders, basic	$0.60	$1.48	$3.05	$4.31
GAAP net income per share attributable to common stockholders, diluted	$0.16	$0.42	$0.85	$1.22
Non-GAAP net income per share attributable to common stockholders, basic	$0.65	$1.48	$3.25	$4.96
Non-GAAP net income per share attributable to common stockholders, diluted	$0.18	$0.42	$0.90	$1.40